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FOR IMMEDIATE RELEASE:                           For further information:

                                                 Cynthia A. Bond
                                                 Director, Investor Relations
                                                 (212) 407-9126


SFX BROADCASTING SELLS THREE WASHINGTON STATIONS FOR $25 MILLION

NEW YORK, July 8, 1996 -- SFX Broadcasting, Inc. (NASDAQ: SFXBA) today announced that it has sold three of its Washington, DC radio stations to Bonneville International Corporation of Salt Lake City for $25.0 million. The stations are WXTR(FM), WXVR(FM) and WQSI-AM. SFX will continue to own and operate WHFS(FM) which serves the Washington, DC and Baltimore, Maryland markets.

Commenting on the transaction, Robert F. X. Sillerman, Executive Chairman of SFX Broadcasting, said, "While the DC market is attractive, these stations have been losing money and will be a much better fit with Bonneville. WHFS with its heritage and history of success gives us an excellent foundation in DC and Baltimore. We hope to be able to build on that success and explore more fully the potential of the Baltimore and DC markets."

Paul Leonard of Dallas-based Star Media Group brokered the transaction.

With the anticipated consummation of all previously announced transactions, SFX will own and operate or provide services to the following radio stations:


                         - list of stations follows -









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KKRW (FM)    Houston, TX                WGNA (FM)    Albany, NY
KODA (FM)    Houston, TX                WPYX (FM)    Albany, NY
KQUE (FM)    Houston, TX                WGNA-AM      Albany, NY
KNUZ-AM      Houston, TX                WTRY-AM      Albany, NY
WHFS (FM)    Wash. DC/Baltimore, MD     WYSR (FM)    Albany, NY (a)
KMKX (FM)    San Diego, CA              WMYI (FM)    Greenville-Spartanburg, SC
KYXY (FM)    San Diego, CA              WGVL-AM      Greenville-Spartanburg, SC
WSNE (FM)    Providence, RI             WSSL (FM)    Greenville-Spartanburg, SC
WHYJ (FM)    Providence, RI             WROQ (FM)    Greenville-Spartanburg, SC
WHJJ (FM)    Providence, RI             KWFM (FM)    Tucson, AZ
WHCN (FM)    Hartford, CT               KRQQ (FM)    Tucson, AZ
WMRQ (FM)    Hartford, CT               KNST-AM      Tucson, AZ
WKSS (FM)    Hartford, CT               KCEE-AM      Tucson, AZ
WPOP-AM      Hartford, CT               WHMP (FM)    Springfield/Northampton, MA
WMAG (FM)    Greensboro, NC             WHMP-AM      Springfield/Northampton, MA
WHSL (FM)    Greensboro, NC             WPKX (FM)    Springfield/Northampton, MA
WTCK-AM      Greensboro, NC             KRZZ (FM)    Wichita, KS
WMFR-AM      Greensboro, NC             KKRD (FM)    Wichita, KS
WSIX (FM)    Nashville, TN              KNSS-AM      Wichita, KS
WRVW (FM)    Nashville, TN              WPLR (FM)    New Haven, CT
WFYV (FM)    Jacksonville, FL (c)       WYBC (FM)    New Haven, CT (a)
WAPE (FM)    Jacksonville, FL (c)       WGNE (FM)    Daytona Beach, FL.
WKQL (FM)    Jacksonville, FL           WCHZ (FM)    Augusta, GA (a)
WOKV (FM)    Jacksonville, FL           WAEG (FM)    Augusta, GA (c)
WIVY (FM)    Jacksonville, FL           WAEJ (FM)    Augusta, GA (c)
WPDG-AM      Jacksonville, FL           WJDS-AM      Jackson, MS
WLYT (FM)    Charlotte, NC              WKTF (FM)    Jackson, MS
WTDR (FM)    Charlotte, NC              WMSI (FM)    Jackson, MS
WHSL (FM)    Raleigh, NC (c)            WSTZ (FM)    Jackson, MS (a)
WZZU (FM)    Raleigh, NC                WZRX-AM      Jackson, MS
WDCG (FM)    Raleigh, NC                WJDX (FM)    Jackson, MS (b)
WRDU (FM)    Raleigh, NC                WKNN (FM)    Biloxi, MS
WTRG (FM)    Raleigh, NC                WMJY (FM)    Biloxi, MS
WMXB (FM)    Richmond, VA               WVCO (FM)    Myrtle Beach, SC (c)
                                        WYAK (FM)    Myrtle Beach, SC (c)
                                        WMYB (FM)    Myrtle Beach, SC (c)



(a)  Joint Selling Agreement (JSA)
(b)  JSA with option to buy
(c)  Local Marketing Agreement (LMA)
*T

Under contract to be sold or swapped by SFX are the Texas State Networks, a group of regional radio networks; KRLD-AM and KTCK-AM in Dallas; WHFM (FM), WBAB
(FM), WBLI (FM) and WGBB-AM in Long Island, N.Y.; WVEZ (FM), WWKY-AM, and WTFX
(FM) in Louisville, KY; KOLL (FM) in Little Rock, AR; and WRXR (FM) and WKBG
(FM) in Augusta, GA.

             CONTACT: SFX Broadcasting, New York
                      Cynthia A. Bond, 212/407-9126